UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 12, 2007 (February 12, 2007)
Date of Report (Date of earliest event reported)

Commission	Registrant’s Name, State of Incorporation,	IRS Employer
File Number	Address and Telephone Number	Identification No.

001-14881	MIDAMERICAN ENERGY HOLDINGS COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue, PO Box 657
Des Moines, Iowa 50306-0657
515-242-4300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

MidAmerican Energy Holdings Company (“MidAmerican”) reports that its wholly-owned indirect subsidiary, Northern Natural Gas Company (“Northern Natural”), completed the sale of $150.0 million in principal amount of its 5.8% Senior Bonds due 2037 (the “Bonds”). The Bonds were issued pursuant to a Fiscal Agency Agreement, dated February 12, 2007, by and between Northern Natural, as issuer, and The Bank of New York Trust Company, N.A., as fiscal agent. Northern Natural will use the net proceeds of the Bonds to fund Northern Natural’s capital expenditure program and for other general corporate purposes. The Bonds are rated A2 by Moody’s Investors Service and A by each of Standard & Poor’s Ratings Services and Fitch Ratings.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.

99.1	Fiscal Agency Agreement, dated February 12, 2007, by and between Northern Natural Gas Company, as issuer, and The Bank of New York Trust Company, N.A., as fiscal agent.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and similar terms. These statements represent MidAmerican’s intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican’s control and could cause actual results to differ materially from such forward-looking statements.

These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican’s facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, or electric utility industry; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the U.S. Securities and Exchange Commission (“SEC”), the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican’s SEC filings or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: February 12, 2007
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fiscal Agency Agreement, dated February 12, 2007, by and between Northern Natural Gas Company, as issuer, and The Bank of New York Trust Company, N.A., as fiscal agent.